Long-term Debt and Finance Lease Obligations	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-term Debt and Finance Lease Obligations
Long-term Debt and Finance Lease Obligations
Long-term debt and finance lease obligations consisted of the following as set forth on the dates below:

				December 31,
	Maturity Date	Effective Rate	Stated Rate	2019	2018
Term Loan	August 2022	4.51%	4.30%	$3,096,429	$3,128,852
OpCo Notes	August 2023	6.61%	6.38%	1,125,000	1,125,000
Initial HoldCo Notes	May 2022	8.92%	7.63%	550,000	550,000
Additional HoldCo Notes	May 2022	8.90%	7.75%	900,000	—
Other debt	April 2025	1.13%	1.13%	5,707	8,950
Finance lease obligations	Various	Various	Various	28,726	23,815
				5,705,862	4,836,617
Unamortized debt discount				(13,956)	(9,008)
Unamortized debt issuance costs				(47,978)	(31,925)
Current portion of long-term debt and finance lease obligations				(35,794)	(34,907)
Long-term debt and finance lease obligations, less current portion				$5,608,134	$4,760,777

Credit Agreement and Amendments
On August 18, 2015, Jaguar II and PPD LLC (the “Borrowers”) entered into a credit agreement (the “Credit Agreement”), as amended, consisting of a $2.575 billion senior secured term loan (the “Term Loan”) issued at 99.5% of face value, or a discount of 0.5%, and a $300.0 million senior secured revolving credit facility (the “Revolving Credit Facility”). The Term Loan matures on August 18, 2022 and the Revolving Credit Facility matures on May 15, 2022. Debt issuance costs of $16.3 million, consisting primarily of arrangement fees and professional fees, were capitalized in connection with the Term Loan. Additionally, deferred debt issuance costs of $2.7 million were capitalized in connection with the Revolving Credit Facility, consisting primarily of arrangement fees and discount.

In May and November of 2016, the Company amended its Credit Agreement to borrow an additional $200.0 million issued at 99.0% of face value, or a discount of 1.0% and $460.0 million issued at 99.75% of face value, or a discount of 0.25%, respectively, on the Term Loan. The incremental Term Loan borrowings had the same terms, including in respect of interest rate and maturity with the Company’s existing Term Loan. Additionally, in May of 2017 and March of 2018, the Company amended the Credit Agreement for a reduction of 50 basis points and 25 basis points, respectively, in the margin under the Term Loan. Further, in April 2019, the Company amended to its Credit Agreement to extend the maturity date of the Revolving Credit Facility from August 18, 2020 to May 15, 2022. There were no other significant changes to the terms and conditions of the Credit Agreement, Term Loan or the Revolving Credit Facility as a result of each amendment. Each of the amendments were treated as a modification for accounting purposes.
Borrowings under the Term Loan bear interest at a variable rate, at the Company’s option, of either (i) a Eurocurrency rate based on the London Inter-bank Offered Rate (“LIBOR”) for a specific interest period plus an applicable margin, subject to a Eurocurrency rate floor of 1.00%, or (ii) an alternate base rate plus an applicable margin, subject to a base rate floor of 2.00%. The margins for the Term Loan are fixed at 2.50% per annum for Eurocurrency rate loans and 1.50% per annum for base rate loans. As of December 31, 2019, the interest rate on the Term Loan was based on the Eurocurrency loan rate. Additionally, the Term Loan amortizes in equal quarterly installments in an amount equal to 1.0% per annum of the original principal amount thereof, with the balance due at maturity. The Company may voluntarily prepay loans or reduce commitments under the Credit Agreement, in whole or in part, subject to minimum amounts, with prior notice but without premium or penalty.
The Borrowers must prepay the Term Loan with the net cash proceeds of asset sales, the incurrence or issuance of indebtedness (other than indebtedness permitted to be incurred under the Credit Agreement unless specifically incurred to refinance a portion of the credit agreement) and 75% of excess cash flow commencing with the year ended December 31, 2019 (subject to reductions to 50%, 25% or 0%), as defined in the Credit Agreement, and in each case, subject to reinvestment rights and other exceptions. As of December 31, 2019, no prepayment amounts were required under the Credit Agreement. Any repayments for future years are determinable annually only after the fiscal years have concluded.
The Borrowers’ obligations under the Credit Agreement are guaranteed by Jaguar I and each of the Company’s current and future direct and indirect subsidiaries other than (i) foreign subsidiaries, (ii) unrestricted subsidiaries, (iii) non-wholly-owned subsidiaries and (iv) certain holding companies of foreign subsidiaries, and are secured by a first lien on substantially all of their assets, including the capital stock of subsidiaries (subject to certain exceptions).
As of December 31, 2019, the Company is obligated to pay the following fees under the Revolving Credit Facility: (i) an unused line fee of 0.375% per annum of the unused amount of the Revolving Credit Facility, (ii) a letter of credit participation fee of 3.25% per annum on the aggregate stated maximum amount of each letter of credit available to be drawn, (iii) a fronting fee of 0.125% per annum to the issuing bank on the maximum daily amount of each letter of credit available to be drawn and (iv) other customary fees and expenses of the letter of credit issuers.
Borrowings under the Revolving Credit Facility bear interest at a variable rate, at the Company’s option, of either (i) a Eurocurrency rate based on LIBOR for a specific interest period plus an applicable margin, subject to a Eurocurrency rate floor of 1.00%, or (ii) an alternate base rate plus an applicable margin, subject to a base rate floor of 2.00%. The margins for the Revolving Credit Facility are fixed at 3.25% per annum for Eurocurrency rate loans and 2.25% per annum for base rate loans, and each are subject to a further reduction to 3.00% per annum for Eurocurrency rate loans and 2.00% per annum for base rate loans if the Borrower’s first lien net leverage ratio is less than 3.50:1.00.
From time to time, the Company is required to have letters of credit issued on its behalf to provide credit support for guarantees, contractual commitments and insurance policies. As of December 31, 2019 and 2018, the Company had letters of credit outstanding with an aggregate value of $1.6 million, which reduced available borrowings under the Revolving Credit Facility by such amount. The Company did not have any borrowings outstanding under the Revolving Credit Facility as of December 31, 2019 and 2018, or at any time during 2019 or 2018. As of December 31, 2019 and 2018, the maturity date, interest rate, committed credit and available credit under the Revolving Credit Facility were as follows:

	Maturity Date	Interest Rate	Committed Credit	Available Credit December 31, 2019	Available Credit December 31, 2018
Revolving Credit Facility	May 15, 2022	LIBOR + 3.25%	$300,000	$298,370	$298,370

OpCo Notes
On August 18, 2015, Jaguar II and PPD LLC issued in a private placement $1.125 billion of senior unsecured notes at par bearing interest at 6.375% per annum (the “OpCo Notes”). The OpCo Notes mature on August 1, 2023 and interest is payable semi-annually on February 1 and August 1 of each year. The OpCo Notes do not have registration rights. Debt issuance costs of $16.5 million, consisting primarily of underwriters fees and professional fees, were capitalized in connection with the OpCo Notes.
Jaguar II and PPD LLC can redeem the OpCo Notes, at their option, in whole at any time or in part from time to time, upon notice, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on August 1 of the years set forth below:

Period	Redemption Price
2019	103.188%
2020	101.594%
2021 and thereafter	100.000%

Additionally, upon the occurrence of specific change of control events, Jaguar II and PPD LLC are required to offer to repurchase all of the OpCo Notes then outstanding at 101% of their principal amount, plus accrued and unpaid interest. To date, no OpCo Notes have been redeemed.
The OpCo Notes are jointly and severally, irrevocably, fully and unconditionally guaranteed by Wildcat
Acquisition Holdings (UK) Limited, Jaguar (Barbados) Finance SRL and each of Jaguar II’s restricted subsidiaries. The
OpCo Notes are uncollateralized and rank senior in right of payment to existing and future indebtedness that is expressly subordinated to the OpCo Notes, and are effectively junior to the borrowings under the Credit Agreement.
Initial and Additional HoldCo Notes
In connection with the Recapitalization, on May 11, 2017, Eagle II issued in a private placement $550.0 million aggregate principal amount of unsecured 7.625%/8.375% Senior PIK Toggle Notes (the “Initial HoldCo Notes”) at par. The Initial HoldCo Notes were set to mature on May 15, 2022 and interest was payable semi-annually on May 15 and November 15 of each year. Debt issuance costs of $11.9 million, consisting primarily of underwriters’ fees and professional fees, were capitalized in connection with the HoldCo Notes. In May 2019, the Company amended the Initial HoldCo Notes indenture to permit Eagle II to make special dividends and distributions to its stockholders. This transaction was treated as a debt modification for accounting purposes. Debt modification costs of $11.0 million for consent fees were capitalized in connection with this modification.
On May 14, 2019, Eagle II issued in a private placement $900.0 million of aggregate principal amount of unsecured 7.75%/8.50% Senior PIK Toggle Notes (the “Additional HoldCo Notes”) at 99% of face value, or a discount of 1.0% (the “Offering”). The Additional HoldCo Notes were set to mature on May 15, 2022 and interest was payable semi-annually on May 15 and November 15 of each year. The Company used the net proceeds from the Offering, together with cash on hand, to pay its stockholders a special cash dividend of $1,086.0 million, as well as pay for fees and expenses associated with the Offering. Debt issuance costs of $18.2 million, consisting primarily of underwriters’ and professional fees, were capitalized in connection with the Offering.
On February 18, 2020, the Company redeemed the Initial and Additional HoldCo Notes (collectively, the “HoldCo Notes”) at a redemption price of 101% of the aggregate principal amount with the proceeds received from the Company’s IPO of its common stock. See Note 22, “Subsequent Events,” for additional information.

Debt Covenants and Default Provisions
The Company’s long-term debt arrangements contain various customary affirmative and negative covenants, including, but not limited to, restrictions on the Company and its restricted subsidiaries’ ability to merge and consolidate with other companies; incur additional or guarantee indebtedness; grant or incur liens or security interests on assets; make acquisitions, loans, advances or investments; pay dividends or make other distributions in respect of, or repurchase or redeem capital stock; prepay, redeem or repurchase certain subordinated debt; consolidated, merge, sell or otherwise transfer all or substantially all assets; enter into certain transactions with affiliates; enter into agreements which would restrict certain subsidiaries’ abilities to pay dividends; and amend organizational documents or change the Company’s line of business or fiscal year. Substantially all of the Company’s net assets are restricted. The Company was in compliance with all covenants for all long-term debt arrangements as of December 31, 2019.
In addition, the Credit Agreement subjects the Borrowers to a maximum permitted total net leverage ratio on a quarterly basis, calculated with respect to Consolidated EBITDA (as defined in the Credit Agreement), where the Borrowers have outstanding letters of credit obligations and loans under the Revolving Credit Facility (excluding $25 million of non-cash collateralized letters of credit) exceeding 30% of the total revolving facility commitments. As of December 31, 2019, the Borrowers were not subject to this total net leverage ratio test.
The Credit Agreement provides that upon the occurrence of certain events of default, the Borrowers’ obligations thereunder may be accelerated and the lending commitments terminated. Such events of default include payment defaults to the lenders, material inaccuracies of representations and warranties, covenant defaults, defaults on other material indebtedness, voluntary and involuntary bankruptcy proceedings, material monetary judgments, material ERISA/pension plan events and other customary events of default. Additionally, a change of control (as defined in the Credit Agreement) constitutes an event of default that permits the lenders to accelerate the maturity of borrowings under the Credit Agreement and terminate their commitments to lend. No such events had occurred as of December 31, 2019.
The indenture for the OpCo Notes (and previously outstanding HoldCo Notes indenture) also provides that upon the occurrence of certain events of default, the obligations thereunder may be accelerated. Such events of default include payment defaults, covenant defaults, bankruptcy and other customary events of default. Under the indenture governing the OpCo Notes a default in the payment of any other indebtedness exceeding $75.0 million or an acceleration of any such indebtedness constitutes an event of default under the indenture. No such events had occurred as of December 31, 2019.
Other Debt
The Company has a related party loan denominated in Japanese Yen classified as long-term debt and finance leases on the consolidated balance sheets. The loan matures on April 1, 2025 and interest is payable quarterly at a rate of 1% above the Tokyo Inter-bank Offered Rate. The loan can be prepaid by the Company at any time without penalty. See Note 17, “Related Party Transactions,” for additional information.
Scheduled Maturities of Long-term Debt and Finance Lease Obligations
    As of December 31, 2019, the scheduled maturities of long-term debt and settlement of finance lease obligations for each of the next five years and thereafter were as follows:

Year	Amount
2020	$35,794
2021	36,014
2022	4,485,451
2023	1,128,587
2024	3,477
Thereafter	16,539
Total	$5,705,862